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                                                                     EXHIBIT 15


                           HARTFORD LIFE INSURANCE COMPANY

                                  POWER OF ATTORNEY
                                  -----------------

                                   Gregory A. Boyko
                                   John P. Ginnetti
                                     Lynda Godkin
                                   Thomas M. Marra
                                   Lowndes A. Smith
                                  Raymond P. Welnicki
                                  Lizabeth H. Zlatkus
                                 David M. Znamierowski


do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Leslie T. Soler to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


        /s/ Gregory A. Boyko                       Dated as of March 16, 1998
---------------------------------------            --------------------------
            Gregory A. Boyko


        /s/ John P. Ginnetti                       Dated as of March 16, 1998
---------------------------------------            --------------------------
            John P. Ginnetti


        /s/ Lynda Godkin                           Dated as of March 16, 1998
---------------------------------------            --------------------------
            Lynda Godkin


        /s/ Thomas M. Marra                        Dated as of March 16, 1998
---------------------------------------            --------------------------
            Thomas M. Marra


        /s/ Lowndes A. Smith                       Dated as of March 16, 1998
---------------------------------------            --------------------------
            Lowndes A. Smith


        /s/ Raymond P. Welnicki                    Dated as of March 16, 1998
---------------------------------------            --------------------------
            Raymond P. Welnicki


        /s/ Lizabeth H. Zlatkus                    Dated as of March 16, 1998
---------------------------------------            --------------------------
            Lizabeth H. Zlatkus


        /s/ David M. Znamierowski                  Dated as of March 16, 1998
---------------------------------------            --------------------------
            David M. Znamierowski